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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              September 15, 1999
                                                              ------------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       (As Servicer on behalf of CC MASTER CREDIT CARD TRUST II (FORMERLY
                   CHEVY CHASE MASTER CREDIT CARD TRUST II))



   Laws of the United States              33-99334             51-0269396
   -------------------------              --------             ----------
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
 incorporation or organization)                           Identification Number)



201 North Walnut Street, Wilmington, Delaware                             19801
- --------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                                (302/594-4117)
                   ----------------------------------------
              Registrant's telephone number, including area code


                                       N/A
- --------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)
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Item 5.           Other Events

                  Effective September 17, 1999, First USA Bank, National Association, was merged with and into FCC National Bank, an affiliated national banking association, and the surviving entity. The surviving entity was renamed "First USA Bank, National Association".

Item 7.           Financial Statements and Exhibits

        (c)       Exhibits.

                  The following exhibits are filed as a part of this report:

                  99.1  Monthly Certificateholders' Statement for Series 1995-A

                  99.2  Monthly Statement to Certificateholders for Series
                        1995-A

                  99.3  Monthly Certificateholders' Statement for Series 1995-C

                  99.4  Monthly Statement to Certificateholders for Series
                        1995-C

                  99.5  Monthly Certificateholders' Statement for Series 1996-A

                  99.6  Monthly Statement to Certificateholders for Series
                        1996-A

                  99.7  Monthly Certificateholders' Statement for Series 1996-C

                  99.8  Monthly Statement to Certificateholders for Series
                        1996-C

                  99.9  Monthly Certificateholders' Statement for Series 1998-A

                  99.10 Monthly Statement to Certificateholders for Series
                        1998-A
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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              FIRST USA BANK, NATIONAL ASSOCIATION
                              As Servicer of the CC Master Credit Card Trust II (formerly Chevy Chase Master Credit Card Trust II)


                              By:  /s/ Tracie H. Klein
                                   ------------------------------------
                                   Name:   Tracie H. Klein
                                   Title:  First Vice President





Date:  September 30, 1999
       ------------------
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                                  Exhibit Index


Exhibit No.                    Description                                 Page

99.1          Monthly Certificateholders' Statement for Series 1995-A

99.2          Monthly Statement to Certificateholders for Series 1995-A

99.3          Monthly Certificateholders' Statement for Series 1995-C

99.4          Monthly Statement to Certificateholders for Series 1995-C

99.5          Monthly Certificateholders' Statement for Series 1996-A

99.6          Monthly Statement to Certificateholders for Series 1996-A

99.7          Monthly Certificateholders' Statement for Series 1996-C

99.8          Monthly Statement to Certificateholders for Series 1996-C

99.9          Monthly Certificateholders' Statement for Series 1998-A

99.10         Monthly Statement to Certificateholders for Series 1998-A